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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM 8-K

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) December 6, 1999
                                                 ------------------
                         AK STEEL HOLDING CORPORATION
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            (Exact name of registrant as specified in its charter)


        Delaware              File No. 1-13696               31-1401455
----------------------  ----------------------------  --------------------------
    (State or other       (Commission file number)        (IRS employer
    jurisdiction of                                       identification
    incorporation)                                        number)


      703 Curtis Street, Middletown, Ohio                     45043
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    (Address of principal executive offices)                (Zip code)


Registrant's telephone number, including area code: 513-425-5000
                                                    ------------


                                Not Applicable
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         (Former name or former address, if changed since last report)
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Item 5.   Other Events.
          ------------

     Filed herewith is a copy of a Press Release, dated December 6, 1999, issued by AK Steel Holding Corporation (the "Company")to announce that it will permanently close its Dover, Ohio plant on January 29, 2000. The plant currently employs about 120 hourly and salaried employees, of whom approximately 35 are currently on layoff status.

     AK Steel took over operation of the plant September 30, 1999 with the acquisition of Armco Inc. The plant includes a carbon steel galvanizing line that produces commodity-grade steel primarily for construction and distribution markets. Prior to the merger, Armco made attempts to sell the facility without success.


Item 7.   Exhibit.
          -------

          (a) Financial Statements of business acquired:

              Not applicable.

          (b) Pro Forma financial information:

              Not applicable.

          (c) Exhibit:

              (1)  Press Release, dated December 6, 1999

                                       2
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                                   Signatures



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                             AK STEEL HOLDING CORPORATION


                             /s/ Brenda S. Harmon
                                 -------------------------
                                 Brenda S. Harmon
                                 Secretary


Dated:  December 6, 1999

                                       3
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                          AK STEEL HOLDING CORPORATION


                                    FORM 8-K

                                 CURRENT REPORT

                                 Exhibit Index



Exhibit No.    Description                                         Page
----------     -----------                                         ----

   (1)         Press Release, dated December 6, 1999                5

                                       4